Exhibit 10.10

EXECUTION VERSION
FIRST AMENDMENT TO
THE SIXTH AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT
This FIRST AMENDMENT TO THE SIXTH AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT (this “Amendment”), dated as of March 28, 2025 amends the Sixth Amended and Restated Series 2010-6 Supplement (as amended to date, the “Series 2010-6 Supplement”), dated as of March 4, 2024, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several banks set forth on Schedule I thereto as Non-Conduit Purchasers (each, a “Non-Conduit Purchaser”), the several commercial paper conduits listed on Schedule I thereto (each, a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, a “Funding Agent” with respect to such CP Conduit Purchaser), the entities set forth on Schedule I thereto as Committed Note Purchasers (each, a “Committed Note Purchaser”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2010-6 Noteholders (in such capacity, the “Series 2010-6 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2010-6 Supplement, as applicable.
W I T N E S S E T H:
WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and in connection with certain amendments, either the Required Noteholders of a Series of Notes or each affected Noteholder, as applicable;
WHEREAS, pursuant to Section 11.11 of the Series 2010-6 Supplement, (x) the Series 2010-6 Supplement may be amended in accordance with Section 12.2 of the Base Indenture and (y) the requirement contained in Section 12.2 of the Base Indenture for consent by the Required Noteholders to the amendment of the Series 2010-6 Supplement shall be satisfied upon attaining the consent of the Requisite Noteholders;
WHEREAS, the parties desire to amend the Series 2010-6 Supplement to revise the definition of “Class B Scheduled Expiry Date” in connection with the existing bridge facility; and
WHEREAS, ABRCF has requested the Trustee, the Series 2010-6 Agent, the Administrator, the Administrative Agent and the Series 2010-6 Noteholders to, and, upon the

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

effectiveness of this Amendment, ABRCF, the Trustee, the Series 2010-6 Agent, the Administrator, the Administrative Agent and each Series 2010-6 Noteholder have agreed to, make the amendments described above as set forth herein.
NOW, THEREFORE, it is agreed:
1.    Amendments. The following definitions are hereby amended and restated as follows, (i) by deleting the text thereof which is lined out and (ii) by inserting the text thereof which is double underlined:
“Class B Scheduled Expiry Date” means, with respect to any Purchaser Group of the Class B Notes, ~~April 1, 2025~~May 1, 2025, as such date may be extended in accordance with Section 2.6(b).
2.    Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2010-6 Agent) hereby authorize and direct the Trustee and Series 2010-6 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.
3.    This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2010-6 Supplement.
4.    This Amendment shall become effective on the later of (x) the date hereof and (y) the date on which each of the following shall have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2010-6 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) each Funding Agent shall have received a letter, in form and substance satisfactory to such Funding Agent, from each of Moody’s, Standard & Poor’s and/or Fitch, as applicable, confirming the commercial paper rating of the related CP Conduit Purchaser after the effectiveness of this Amendment, (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2010-6 Noteholders shall have been delivered to the Trustee and the Series 2010-6 Noteholders, as applicable, (v) the Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent (or by any Funding Agent or Non-Conduit Purchaser through the Administrative Agent) from the Administrator, all documentation and other information about ABRCF and its Affiliates required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (vi) the amendment, dated as of the date hereof, to the Series 2015-3 Supplement shall have been executed and delivered by the parties thereto and all conditions precedent to the effectiveness thereof shall have been satisfied or waived (such later date, the “Amendment Effective Date”).
5.    From and after the Amendment Effective Date, all references to the Series 2010-6 Supplement shall be deemed to be references to the Series 2010-6 Supplement as amended hereby.
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AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

6.    This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.
7.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
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AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee and
Series 2010-6 Agent

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Marquis Gilmore
Name: Marquis Gilmore
Title: Managing Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

AGREED, ACKNOWLEDGED AND CONSENTED:

LIBERTY STREET FUNDING LLC,
as a CP Conduit Purchaser under the Series
2010-6 Supplement
By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President
THE BANK OF NOVA SCOTIA,
as a Funding Agent and an APA Bank under
the Series 2010-6 Supplement
By: /s/ Ellie Silver
Name: Ellie Silver
Title: Managing Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

BARTON CAPITAL S.A.,
as a CP Conduit Purchaser under the Series
2010-6 Supplement
By: /s/ Martin Finan
Name: Martin Finan
Title: Managing Director
SOCIETE GENERALE,
as a Funding Agent and an APA Bank under
the Series 2010-6 Supplement
By: /s/ Martin Finan
Name: Martin Finan
Title: Managing Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

CHARIOT FUNDING LLC,
as a CP Conduit Purchaser under the Series
2010-6 Supplement
By:     /s/ Marquis Gilmore
Name: Marquis Gilmore
Title:
JPMORGAN CHASE BANK, N.A.
as a Funding Agent under the Series
2010-6 Supplement
By:     /s/ Marquis Gilmore
Name: Marquis Gilmore
Title:
JPMORGAN CHASE BANK, N.A.
as an APA Bank under the Series 2010-6
Supplement
By:     /s/ Marquis Gilmore
Name: Marquis Gilmore
Title:

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

ATLANTIC ASSET SECURITIZATION LLC,
as a CP Conduit Purchaser under the Series
2010-6 Supplement
By: Credit Agricole Corporate and Investment Bank, as Attorney-in-fact
By: /s/ David R. Nunez
 Name: David R. Nunez
Title: Managing Director

By: /s/ Roger Klepper
 Name: Roger Klepper
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Funding Agent and an APA Bank under the
Series 2010-6 Supplement
By: /s/ David R. Nunez
 Name: David R. Nunez
Title: Managing Director

By: /s/ Roger Klepper
 Name: Roger Klepper
Title: Managing Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

BANK OF AMERICA, NATIONAL ASSOCIATION,
as a Non-Conduit Purchaser under the Series
2010-6 Supplement
By: /s/ Andrew Estes
Name: Andrew Estes
Title: Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

THUNDER BAY FUNDING, LLC,
as a CP Conduit Purchaser under the Series
2010-6 Supplement
By: Royal Bank of Canada, as
    Attorney-in-fact
By: /s/ Edward V. Westerman
Name: Edward V. Westerman
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Funding Agent and an APA Bank under the Series
2010-6 Supplement
By: /s/ Edward V. Westerman
Name: Edward V. Westerman
Title: Authorized Signatory
By: /s/ Irina Snyder
 Name: Irina Snyder
Title: Authorized Signatory

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

STARBIRD FUNDING CORPORATION,
as a CP Conduit Purchaser under the
    Series 2010-6 Supplement
By: /s/ David V. DeAngelis
 Name: David V. DeAngelis
Title: Vice President

BNP PARIBAS,
as a Funding Agent and an APA Bank under the
Series 2010-6 Supplement

By: /s/ Jeffrey Orr
 Name: Jeffrey Orr
Title: Managing Director

By: /s/ Carl Spalding
 Name: Carl Spalding
Title: Managing Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

BANK OF MONTREAL,
as an APA Bank under the Series
2010-6 Supplement

By: /s/ Benjamin Keskic
 Name: Benjamin Keskic
Title: Vice President

FAIRWAY FINANCE COMPANY, LLC,
as a CP Conduit Purchaser under the
Series 2010-6 Supplement

By: /s/ April Grosso
 Name: April Grosso
Title: Vice President

BMO CAPITAL MARKETS CORP.,
as Funding Agent under the
Series 2010-6 Supplement

By: /s/ Lindsay Banuelos
 Name: Lindsay Banuelos
Title: Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

VICTORY RECEIVABLES CORPORATION,
as CP Conduit Purchaser under the
    Series 2010-6 Supplement
By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

MUFG BANK, LTD.,
as Funding Agent under the
    Series 2010-6 Supplement
By:    /s/ Brian Chin
Name: Brian Chin
Title: Director

MUFG BANK, LTD.,
as an APA Bank under the
    Series 2010-6 Supplement
By:    /s/ Brian Chin
Name: Brian Chin
Title: Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

LLOYDS BANK PLC,
as a Non-Conduit Purchaser under the
    Series 2010-6 Supplement
By:    /s/ Diana Turner
Name: Diana Turner
Title: Director
By:    /s/ Vasiliki Chalmouki
Name: Vasiliki Chalmouki
Title: Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

TRUIST BANK,
as a Non-Conduit Purchaser under the Series
2010-6 Supplement

By: /s/ Emily Shields
 Name: Emily Shields
Title: Managing Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

MORGAN STANLEY BANK, N.A.,
as a Non-Conduit Purchaser under the Series
2010-6 Supplement

By: /s/ Stephen Marchi
 Name: Stephen Marchi
Title: Authorized Signatory

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

WELLS FARGO BANK N.A.,
as a Non-Conduit Purchaser under the
Series 2010-6 Supplement

By: /s/ Leigh Poltrack
Name: Leigh Poltrack
Title: Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

U.S. BANK NATIONAL ASSOCIATION,
as a Non-Conduit Purchaser under the
Series 2010-6 Supplement

By: /s/ Pawel Bania
Name: Pawel Bania
Title: Vice President

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

MIZUHO BANK, LTD.,
as a Non-Conduit Purchaser under the
Series 2010-6 Supplement

By: /s/ Jeremy Ebrahim
Name: Jeremy Ebrahim
Title: Managing Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

CITIZENS BANK, N.A.,
as a Non-Conduit Purchaser under the
Series 2010-6 Supplement

By: /s/ Devon Patton
Name: Devon Patton
Title: Director

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

REGIONS BANK,
as a Non-Conduit Purchaser under the
Series 2010-6 Supplement

By: /s/ Ellis Ryan
Name: Ellis Ryan
Title: Vice President

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

AESOP LEASING, L.P.,
as a Committed Note Purchaser under the Series
    2010-6 Supplement
By:     /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement

AVIS BUDGET CAR RENTAL, LLC,
as Administrator
By:     /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AMERICAS 129682942 AESOP 2010-6 - First Amendment to the Sixth A&R Series 2010-6 Supplement